SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 20, 2006

OSCIENT PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Winter Street, Suite 2200

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On January 20, 2006, Oscient Pharmaceuticals Corporation issued a press release announcing that the FDA accepted the Company’s supplemental New Drug Application for FACTIVE for five-day treatment of community-acquired pneumonia and refused the filing of the supplemental New Drug Application for five-day treatment of acute bacterial sinusitis. A copy of that press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The Company held a conference call on January 20, 2006 at 8:30 A.M. ET with Steven Rauscher, President and CEO, and Dr. Gary Patou, a member of the Company’s board of directors, during which the Company discussed the recent correspondence received from the FDA concerning Oscient’s supplemental New Drug Application. A copy of the transcript of such meeting is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1    Press Release issued by Oscient Pharmaceuticals Corporation on January 20, 2006.

99.2    Transcript of January 20, 2006 Oscient Pharmaceutical conference call.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSCIENT PHARMACEUTICALS CORPORATION

By:	/s/ Steven M. Rauscher
Name:	Steven M. Rauscher
Title:	President and Chief Executive Officer

Date: January 20, 2006

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Oscient Pharmaceuticals Corporation on January 20, 2006.

99.2	Transcript of January 20, 2006 Oscient Pharmaceutical conference call.